SUPPLEMENT TO THE PROSPECTUS
                         Prospectus dated August 1, 1996
                  (as previously supplemented October 1, 1996)
                  TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND

I. The discussion under "HOW DO I BUY SHARES? - CUMULATIVE QUANTITY DISCOUNTS" is amended by replacing it with the following text:

           To determine if you may pay a reduced sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your shares in other Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

II. The discussion under "HOW DO I BUY SHARES? - SALES CHARGE WAIVERS" is amended by adding the following item as the last item in the list of waiver categories:

                 Investors  exchanging  Advisor  Class  shares  from  any of the
                Franklin Templeton Funds, or, beginning on or about May 1, 1997, Class Z shares of Franklin Mutual Series Fund Inc.

III. The discussion under "MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND? - EXCHANGE RESTRICTIONS" is amended by replacing the first restriction with the following text:

           You may only exchange shares within the SAME CLASS.*

           *Because the Fund does not offer Advisor Class shares, Advisor Class shares of any Franklin Templeton Fund may be exchanged for shares of the Fund at Net Asset Value. Beginning on or about May 1, 1997, Class Z shares of Franklin Mutual Series Fund Inc. may also be exchanged into shares of the Fund.



January 1, 1997